NUVEEN GLOBAL INFRASTRUCTURE FUND

SUPPLEMENT DATED JUNE 2, 2026

TO THE PROSPECTUS DATED APRIL 30, 2026

1.	The following is added as the last subsection under “How You Can Buy and Sell Shares–How to Reduce Your Sales Charge”:

Multiple-Class ETF Fund Structure

Nuveen Fund Advisors, on behalf of the Funds, has received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits a Fund to offer mutual fund share classes and an exchange-traded share class that operates as an ETF (a “Multi-Class ETF Fund”). Under this structure, the ETF Class shares are listed and traded on a national securities exchange and are generally bought and sold at market-determined prices, whereas the mutual fund share classes are purchased and redeemed at a Multi-Class ETF Fund’s net asset value next determined after receipt of the order.

Due to the structural and operational differences of mutual funds and ETFs, shareholders of the mutual fund and ETF Class shares of a Multi-Class ETF Fund will have differing shareholder rights with respect to exchange privileges, how shares are purchased and redeemed, the timing of dividend declarations and payments, and the timing and ability to automatically reinvest dividends. For additional information regarding these differences, see “General Information—Dividends, Distributions and Taxes” and “How You Can Buy and Sell Shares-Conversions” in this Prospectus and “Purchase and Redemption of Creation Units—Conversions” in the Statement of Additional Information for the Fund’s ETF Class shares.

In addition, because all of the classes of a Multi-Class ETF Fund are based on the same portfolio, transactions through one class could generate portfolio transaction costs and tax consequences for shareholders in other classes. For example, shareholders of the ETF Class of a Multi-Class ETF Fund (as opposed to shareholders of a standalone ETF) have the potential to experience greater portfolio transaction costs and taxable capital gains distributions as a result of purchases and redemptions by shareholders of a mutual fund share class, as well as costs due to cash drag associated with the Fund holding the cash necessary to satisfy redemptions of the mutual fund shares, which could negatively impact the ETF Class shares’ performance. At the same time, shareholders of all classes of a Multi-Class ETF Fund might benefit from cost savings and economies of scale to the extent that the multiple classes draw additional assets to the Multi-Class ETF Fund.

A Multi-Class ETF Fund also is required to comply with certain requirements of Rule 6c-11 under the 1940 Act in order to permit ETF operations, which are requirements that do not normally apply to a mutual fund. For example, a Multi-Class ETF Fund is required to provide daily transparency of a Fund’s holdings, which has the potential to make a Fund more susceptible to front running than a traditional mutual fund that provides more limited public disclosure of portfolio holdings. Also, unlike a traditional mutual fund, the ETF Class of a Multi-Class ETF Fund does not have the same flexibility to close the ETF Class to new purchases.

The use of this structure is subject to terms and conditions set forth in the SEC exemptive order that are designed to ensure that Nuveen Fund Advisors and the Board of Trustees of a Fund focus on these potential issues on an initial and ongoing basis.

The conditions include that the Board, and a majority of the independent Trustees, approve (initially, and at least annually thereafter) the operation of a Multi-Class ETF Fund pursuant to a multiple-class plan, finding that the plan is in the best interests of each mutual fund class and the ETF Class individually, and in the best interests of the Multi-Class ETF Fund as a whole. Nuveen Fund Advisors shall prepare written reports to assist the Board’s findings that contain information regarding, among other items, the potential and/or observed benefits and costs to each class individually and a Fund as a whole due to the structure, the appropriateness of a Fund’s investment strategy for the structure, and the potential and/or observed material conflicts of interest between the classes and/or material negative consequences resulting from the structure.

2.	The following is added as the last subsection under the section “How You Can Buy and Sell Shares—How to Sell Shares”:

Conversions

A shareholder holding a mutual fund class of the Fund may convert those shares to ETF Class shares issued by the Fund to the extent supported by the shareholder’s financial intermediary. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to any other class of shares of the Fund or exchanged for ETF Class shares of another Fund.

In contrast to the mutual fund classes of shares of the Fund, however, ETF Class shares must be held in a brokerage account. Accordingly, shareholders that hold mutual fund class shares in an account directly with the Fund through its transfer agent, or in a brokerage account that only allows the shareholder to hold mutual fund shares, will need to independently designate an eligible brokerage account for holding the ETF Class shares prior to a conversion. Shareholders that hold mutual fund class shares in a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Class shares and should check with their plan sponsor or recordkeeper regarding eligibility.

A conversion from a mutual fund class of shares to ETF Class shares of the Fund will be processed at the relative net asset values of the respective share classes at the time of conversion. Since the Depository Trust Company (“DTC”) (or its nominee) serves as the record owner of, and holds legal title to, the ETF Class shares of the Fund and does not support the distribution and transfer of fractional shares, a shareholder may be unable to convert a small portion of their mutual fund class shares into ETF Class shares.

For example, if a shareholder’s Class A shares were equal to 15.25 ETF Class shares based on the relative net asset values of the classes, DTC’s system would only account for the transfer of 15 whole ETF Class shares. If a shareholder’s financial intermediary does not accommodate the ownership of fractional shares of ETFs (e.g., while DTC’s systems do not allow for the distribution and transfer of fractional shares of ETFs, a financial intermediary may acquire whole shares of an ETF and allocate fractional shares of such ETF to its clients that are recorded on the intermediary’s books), a shareholder would be required to redeem the portion of their Class A shares investment equal to 0.25 fractional ETF Class shares. Albeit small, such redemption would be a taxable event assuming the Class A shares are held in a taxable account. Shareholders will not otherwise recognize a taxable gain (or loss) on the conversion of mutual fund class shares of the Fund into ETF Class shares.

Shareholders should contact their financial intermediary to determine whether a conversion or the redemption of fractional shares may be subject to fees and expenses. The Fund does not impose a transaction fee on conversions but reserves the right to change such policy or to limit, temporarily suspend, or terminate the conversion privilege in the future.

Shareholders that invest in the Fund through a financial intermediary should contact their financial intermediary for information regarding conversions. The length of the conversion process will depend on a shareholder’s financial intermediary, but may take anywhere from several days to several weeks from the date of the request. Shareholders will remain fully invested in their mutual fund class shares until the conversion process is complete.

A blackout period for conversions into ETF share classes may be imposed by the Fund around the dates the Fund declares dividends. This may be necessary to accommodate the operational requirements of certain financial intermediaries.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-GIFPRO-0626P

NUVEEN GLOBAL INFRASTRUCTURE FUND

SUPPLEMENT DATED JUNE 2, 2026

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2026

The following is added as the last paragraph of the section entitled “Service Providers—Portfolio Managers—Conflicts of Interest”:

For more information regarding the potential conflicts of interest with respect to a Fund operating a multi-class ETF fund structure, please see the “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—Multiple-Class ETF Fund Structure” section of the Prospectus.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-GIFSAI-0626P